SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2000
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                               The CIT Group, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                            1-1861                   13-2994534
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(State or other                     (Commission              (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)

                           1211 Avenue of the Americas
                            New York, New York 10036
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Registrant's telephone number, including area code    (212) 536-1390
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          (Former name or former address, if changed since last report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

            99.1 Press release, dated December 1, 2000, regarding the Investor Day Conference held by CIT on December 1, 2000 in New York City.

Item 9. Regulation FD Disclosure.

      Pursuant to Regulation FD, attached, as Exhibit 99.1, is a press release, dated December 1, 2000, regarding the Investor Day Conference held by CIT on December 1, 2000 in New York City. The filing of this Current Report and the posting of the press release on CIT's website is not intended to, and does not, constitute a determination by CIT that the information is material or that investors should consider this information before deciding to buy or sell CIT securities.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 THE CIT GROUP, INC.
                                                 -------------------------------
                                                 (Registrant)

                                                 By: /s/ JOSEPH M. LEONE
                                                 -------------------------------
                                                 Joseph M. Leone
                                                 Executive Vice President and
                                                 Chief Financial Officer

Dated:  December 1, 2000


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